File No. 2-99207
                                               Under Rule 497(e) of Regulation C


                                     [Logo]
                                    Columbia



                           COLUMBIA SPECIAL FUND, INC.


                                Supplement to the
                     Columbia Special Fund, Inc. Prospectus
                             dated February 23, 1998


     Effective September 30, 1998, Alan J. Folkman will retire as portfolio manager of Columbia Special Fund (the "Fund"), and Richard J. Johnson will assume responsibility as portfolio manager of the Fund effective October 1, 1998.

     Mr. Johnson has been portfolio manager of Columbia Small Cap Fund since October 1996. A Chartered Financial Analyst, he is also Vice President of Columbia Funds Management Company, the Fund's investment adviser. Before joining Columbia in 1994, Mr. Johnson served as a portfolio manager and analyst at Provident Investment Counsel (1990-1994), a major west coast money management firm. A 1980 graduate of Occidental College, Mr. Johnson received a Masters of Business Administration from the Anderson School of Management at UCLA in 1990.



                               September 10, 1998